Quarterly Holdings Report
for
Fidelity Freedom® Blend Income Fund
June 30, 2023
FBF-YIN-NPRT1-0823
1.9892459.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $159,405)	160,000	159,465

Domestic Equity Funds - 7.2%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	95,395	1,331,714
Fidelity Series Commodity Strategy Fund (c)	6,812	659,401
Fidelity Series Large Cap Growth Index Fund (c)	48,299	841,366
Fidelity Series Large Cap Stock Fund (c)	48,967	925,474
Fidelity Series Large Cap Value Index Fund (c)	118,841	1,719,625
Fidelity Series Small Cap Core Fund (c)	409	4,198
Fidelity Series Small Cap Opportunities Fund (c)	32,549	419,237
Fidelity Series Value Discovery Fund (c)	42,822	634,618
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,918,939)		6,535,633

International Equity Funds - 13.3%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	49,682	708,472
Fidelity Series Emerging Markets Fund (c)	131,438	1,092,249
Fidelity Series Emerging Markets Opportunities Fund (c)	248,411	4,210,573
Fidelity Series International Growth Fund (c)	100,560	1,652,201
Fidelity Series International Index Fund (c)	59,720	684,994
Fidelity Series International Small Cap Fund (c)	31,583	512,587
Fidelity Series International Value Fund (c)	149,291	1,651,161
Fidelity Series Overseas Fund (c)	131,804	1,652,819
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $11,713,137)		12,165,056

Bond Funds - 68.1%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	1,918,983	18,096,010
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	10,368	81,906
Fidelity Series Corporate Bond Fund (c)	792,103	7,168,529
Fidelity Series Emerging Markets Debt Fund (c)	63,984	473,485
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	16,665	156,647
Fidelity Series Floating Rate High Income Fund (c)	9,873	88,462
Fidelity Series Government Bond Index Fund (c)	1,141,079	10,463,692
Fidelity Series High Income Fund (c)	59,586	488,010
Fidelity Series International Developed Markets Bond Index Fund (c)	421,453	3,616,069
Fidelity Series Investment Grade Bond Fund (c)	1,073,260	10,678,932
Fidelity Series Investment Grade Securitized Fund (c)	815,824	7,260,834
Fidelity Series Long-Term Treasury Bond Index Fund (c)	559,118	3,365,889
Fidelity Series Real Estate Income Fund (c)	13,478	129,123
TOTAL BOND FUNDS (Cost $69,043,529)		62,067,588

Short-Term Funds - 11.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	118,618	118,642
Fidelity Series Government Money Market Fund 5.17% (c)(e)	2,092,039	2,092,039
Fidelity Series Short-Term Credit Fund (c)	195,939	1,882,976
Fidelity Series Treasury Bill Index Fund (c)	620,501	6,167,780
TOTAL SHORT-TERM FUNDS (Cost $10,339,559)		10,261,437

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $97,174,569)	91,189,179
NET OTHER ASSETS (LIABILITIES) - 0.0%	(16,041)
NET ASSETS - 100.0%	91,173,138

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	19	Sep 2023	2,133,047	(35,766)	(35,766)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	21	Sep 2023	2,248,969	(35,834)	(35,834)

TOTAL PURCHASED					(71,600)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	3	Sep 2023	673,238	(13,974)	(13,974)
ICE MSCI EAFE Index Contracts (United States)	4	Sep 2023	431,100	(3,199)	(3,199)
ICE MSCI Emerging Markets Index Contracts (United States)	18	Sep 2023	898,110	9,336	9,336

TOTAL SOLD					(7,837)

TOTAL FUTURES CONTRACTS					(79,437)
The notional amount of futures purchased as a percentage of Net Assets is 4.8%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $159,465.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	131,410	486,430	499,198	1,826	-	-	118,642	0.0%
Total	131,410	486,430	499,198	1,826	-	-	118,642

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	18,720,151	1,000,280	1,507,295	-	(5,201)	(111,925)	18,096,010
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	86,953	4,861	8,097	13	(208)	(1,603)	81,906
Fidelity Series Blue Chip Growth Fund	1,370,671	69,785	323,424	-	(21,603)	236,285	1,331,714
Fidelity Series Canada Fund	729,589	44,921	93,974	-	790	27,146	708,472
Fidelity Series Commodity Strategy Fund	654,798	81,371	60,608	-	(1,443)	(14,717)	659,401
Fidelity Series Corporate Bond Fund	7,327,940	455,882	535,606	73,976	(914)	(78,773)	7,168,529
Fidelity Series Emerging Markets Debt Fund	479,378	33,660	42,866	7,281	(24)	3,337	473,485
Fidelity Series Emerging Markets Debt Local Currency Fund	162,402	8,239	18,774	-	(230)	5,010	156,647
Fidelity Series Emerging Markets Fund	870,810	283,614	80,990	-	(10,573)	29,388	1,092,249
Fidelity Series Emerging Markets Opportunities Fund	4,604,380	-	523,288	-	(165,839)	295,320	4,210,573
Fidelity Series Floating Rate High Income Fund	88,790	6,854	8,097	2,006	56	859	88,462
Fidelity Series Government Bond Index Fund	10,815,552	729,654	862,092	71,885	(5,827)	(213,595)	10,463,692
Fidelity Series Government Money Market Fund 5.17%	2,109,137	166,414	183,512	26,613	-	-	2,092,039
Fidelity Series High Income Fund	497,430	33,714	43,725	7,533	(74)	665	488,010
Fidelity Series International Developed Markets Bond Index Fund	3,740,617	246,431	324,316	52,491	(4,066)	(42,597)	3,616,069
Fidelity Series International Growth Fund	1,695,258	87,398	198,477	-	(10,257)	78,279	1,652,201
Fidelity Series International Index Fund	697,661	40,190	74,900	-	(3,078)	25,121	684,994
Fidelity Series International Small Cap Fund	526,178	27,151	48,002	-	(2,931)	10,191	512,587
Fidelity Series International Value Fund	1,661,627	114,282	194,505	-	3,771	65,986	1,651,161
Fidelity Series Investment Grade Bond Fund	11,028,489	686,677	884,382	108,413	(28,483)	(123,369)	10,678,932
Fidelity Series Investment Grade Securitized Fund	7,584,776	458,973	675,725	70,734	(20,035)	(87,155)	7,260,834
Fidelity Series Large Cap Growth Index Fund	868,245	46,251	176,641	2,086	5,671	97,840	841,366
Fidelity Series Large Cap Stock Fund	938,461	48,945	127,414	-	8,607	56,875	925,474
Fidelity Series Large Cap Value Index Fund	1,761,829	119,827	235,581	-	(2,231)	75,781	1,719,625
Fidelity Series Long-Term Treasury Bond Index Fund	3,529,435	231,445	287,663	26,148	(7,021)	(100,307)	3,365,889
Fidelity Series Overseas Fund	1,693,652	87,399	203,999	-	8,592	67,175	1,652,819
Fidelity Series Real Estate Income Fund	162,929	11,377	46,400	2,472	(2,683)	3,900	129,123
Fidelity Series Short-Term Credit Fund	1,949,858	120,828	179,756	13,196	(2,950)	(5,004)	1,882,976
Fidelity Series Small Cap Core Fund	2,932	1,159	-	2	-	107	4,198
Fidelity Series Small Cap Opportunities Fund	422,272	41,433	67,413	-	(144)	23,089	419,237
Fidelity Series Treasury Bill Index Fund	6,271,904	412,998	510,821	77,847	(166)	(6,135)	6,167,780
Fidelity Series Value Discovery Fund	637,603	48,279	70,183	-	(2,535)	21,454	634,618
	93,691,707	5,750,292	8,598,526	542,696	(271,029)	338,628	90,911,072

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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